EXTENSION AGREEMENT

THIS EXTENSION AGREEMENT (the “Agreement”), dated as of July 29, 2015, is entered into by and among UAS Drone Corp., a Nevada corporation (the “Company”), and the person identified as the “Holder” on the signature page hereto (the “Holder”).

WHEREAS, on or about April 1, 2015, the Company and the Holder closed a Securities Purchase Agreement (the “SPA”), pursuant to which the Holder purchased from the Company an 8% Convertible Debenture having a principal amount of $300,000 and with a maturity date of April 1, 2017 (the “Debenture”);

WHEREAS, in connection with the SPA, the Company agreed to make a primary offering of its common stock under an effective registration statement on Form S-1 on or before July 15, 2015 (July 15, 2015, or such earlier date that such registration statement is declared effective by the Securities and Exchange Commission (the “Commission”) being defined in Paragraph 4.3(a) of the SPA as the “Public Offering Date”), and to cause its common stock to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, on or before the Public Offering Date (the date of effectiveness of such registration statement being defined in Paragraph 4.3(b) of the SPA as the “Going Public Date”);

WHEREAS, the Company’s failure to achieve the Going Public Date by July 31, 2015, will constitute an Event of Default under Section 8(a)(xi) of the Debenture;

WHEREAS, on May 22, 2013, the Company confidentially submitted to the Commission a Registration Statement on Form S-1 as contemplated by the SPA and the Debenture (the “Registration Statement”);

WHEREAS, as of the date hereof the Company has received and responded to two Commission comment letters on the Registration Statement and has received a third comment letter dated July 28, 2015, containing two comments, including a comment requesting disclosure about the implications of an Event of Default for failure to achieve the Going Public Date in a timely manner;

WHEREAS, due to the time involved in responding to the Commission’s various comment letters on the Registration Statement, the Company does not believe that it will be able to achieve the Going Public Date by July 31, 2015, despite its best efforts;

WHEREAS, the parties wish to amend Section 8(a)(xi) of the Debenture such that the Company’s failure to achieve the Going Public Date on or before July 31, 2015, will no longer constitute an Event of Default thereunder;

NOW THEREFORE, in consideration of ten dollars ($10) and the mutual covenants and other agreements contained in this Agreement, the Company and the Holder hereby agree as follows:

1.  Section 8(a)(xi) of the Debenture is hereby amended to read as follows:

“xi.

the Going Public Date shall not have occurred on or before September 15, 2015;”

The foregoing notwithstanding, the Company shall use its best efforts to achieve the Going Public Date as expeditiously as possible, subject to compliance with applicable Commission guidelines.

2.  Subject to the modifications and amendments provided herein, the SPA and the Debenture (collectively, the “Transaction Documents”) shall remain in full force and effect.  Except as expressly set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Holder, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.

Except as set forth herein, the Holder reserves all rights, remedies, powers, or privileges available under the Transaction Documents, at law or otherwise.  This Agreement shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith.

3.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were an original thereof.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

“The Company”

UAS DRONE CORP.

/s/

“Holder”

ALPHA CAPITAL ANSTALT

/s/

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